Exhibit 10.1

THIRD AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT, SECOND AMENDMENT
TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND JOINDER

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND JOINDER (this "Amendment") is made and entered into this 23rd day of December, 2014, by and among Kforce Inc., a Florida corporation ("Kforce"), Kforce Government Solutions, Inc., a Pennsylvania corporation ("Government Solutions"), KGS Training Technologies, Inc., a Florida corporation ("KGS TT"), KFORCE TRAINING SYSTEMS INC., a Florida corporation ("Kforce Training"; Kforce, Government Solutions, KGS TT and Kforce Training are collectively referred to herein as "Borrowers" and individually as a "Borrower"), kforce Airlines, Inc., a Florida corporation ("Airlines"), Kforce.com, Inc., a Florida corporation ("Kforce.com"), Kforce Flexible Solutions, LLC, a Florida limited liability company ("Flexible Solutions"), Kforce Government Holdings Inc., a Florida corporation ("Government Holdings"), Kforce Staffing Solutions of California, LLC, a Florida limited liability company ("Staffing Solutions"), Kforce Global Solutions, Inc., a Pennsylvania corporation ("Global Solutions"), Romac International, Inc., a Florida corporation ("Romac"), Kforce Services Corp., a Florida Corporation ("Kforce Services", Airlines, Kforce.com, Flexible Solutions, Government Holdings, Staffing Solutions, Global Solutions, Romac, and Kforce Services are collectively referred to herein as "Guarantors" and individually as a "Guarantor"; Borrowers and Guarantors are collectively referred to herein as "Credit Parties" and individually as a "Credit Party"), Bank of America, N.A., a national banking association ("Bank of America"), in its capacity as agent (together with its successors in such capacity, "Administrative Agent") for certain financial institutions (such financial institutions, together with their respective successors and assigns are referred to hereinafter each individually as a "Lender" and, collectively as "Lenders"), Bank of America, individually as a Lender and the Letter of Credit Issuer, and the other Lenders.
Recitals:
Administrative Agent, Lenders, Bank of America (individually as a Lender and the Letter of Credit Issuer), Borrowers and Guarantors are parties to a certain Third Amended and Restated Credit Agreement dated September 20, 2011, as amended and modified by that certain Consent and First Amendment to Third Amended and Restated Credit Agreement dated March 30, 2012 (the "First Amendment"), that certain Second Amendment and Joinder to Third Amended and Restated Credit Agreement dated December 27, 2013 (the "Second Amendment"), and that certain Consent Regarding Third Amended and Restated Credit Agreement dated August 1, 2014 (the "2014 Consent") (as so amended and modified, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Lenders have made certain loans and other financial accommodations to Borrowers. The loans and other advances made by Lenders to Borrowers are secured by, among other things, that certain Second Amended and Restated Security Agreement dated September 20, 2011, as amended and modified by the First Amendment, the Second Amendment and the 2014 Consent (as so amended and modified, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement").
Credit Parties have requested that, among other things, Administrative Agent and Lenders enter into this Amendment to (i) extend the maturity date of the commitments under the Credit Agreement, (ii) increase the aggregate amount of the commitments of Lenders under the Credit Agreement, and (iii) make certain other amendments to the Credit Agreement and the Security Agreement. Administrative Agent and Lenders have agreed to such amendments upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement, or if not defined in the Credit Agreement, the meaning ascribed to such terms in the Security Agreement.
2.Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement, Total Facility, is hereby amended to delete the reference to "135,000,000" therein and to substitute in lieu thereof "$170,000,000.00"
(b)Section 1.2 of the Credit Agreement, Revolving Loans, is hereby amended to delete subclause (a)(v) thereof in its entirety and to substitute in lieu thereof the following:
(v)    Increase in Commitments. The Borrowers may request an increase in Commitments from time to time upon notice to the Administrative Agent, so long as (A) no Default or Event of Default exists, (B) the requested increase is in a minimum amount of $7,500,000 (plus any increment of $2,500,000 in excess thereof) and is offered on the same terms as existing Commitments, except for a closing fee specified by the Borrowers, and (C) after the Third Amendment Date, increases under this subclause do not exceed $50,000,000 in the aggregate (increasing the aggregate Commitments to no more than $220,000,000) and no more than three (3) increases are made. The Administrative Agent shall promptly notify the Lenders of the requested increase and, within ten (10) Business Days thereafter, each Lender shall notify the Administrative Agent if and to what extent such Lender commits to increase its Commitment. Although each Lender shall have a right of first refusal to obtain a Pro Rata Share of the requested Commitment increase, no Lender shall be obligated to commit to increase its Commitment, which decision shall be made in the sole discretion of such Lender. Any Lender not responding within such period shall be deemed to have declined an increase. If the Lenders fail to commit to the full requested increase, subject to approval by the Borrowers' Agent (which approval shall not be unreasonably withheld), Eligible Assignees may issue additional Commitments and become Lenders hereunder. The Administrative Agent may allocate, in its reasonable discretion, the increased Commitments among committing the Lenders and, if necessary, Eligible Assignees. Provided the conditions set forth in Section 8.2 are satisfied and a successful syndication of the requested increase, total Commitments shall be increased by the requested amount (or such lesser amount committed by the Lenders and Eligible Assignees) on a date agreed upon by the Administrative Agent and the Borrowers' Agent, but no later than thirty (30) days following the Borrowers' increase request. The Administrative Agent, the Borrowers, and the new and existing Lenders shall execute and deliver such documents and agreements as the Administrative Agent deems appropriate to evidence the increase in and allocations of Commitments. On the effective date of an increase, all outstanding Obligations under the Commitments shall be reallocated among the Lenders, and settled by the Administrative Agent if necessary, in accordance with Lenders' adjusted shares of such Commitments.
(c)Section 1.7 of the Credit Agreement, Joint and Several Liability, is hereby amended to delete clause (a) thereof in its entirety and to substitute in lieu thereof the following:
(a)    Joint and Several Liability. All Loans made to the Borrowers and all of the other Obligations of the Borrowers, including all interest, fees and expenses with respect thereto shall constitute one joint and several direct and general obligation of all of the

Borrowers. Notwithstanding anything to the contrary contained herein, each Borrower shall be jointly and severally, with each other Borrower, directly and unconditionally liable to the Administrative Agent and the Lenders for all Obligations, except the Excluded Swap Obligations of such Borrower, it being understood that the advances to each Borrower inure to the benefit of all Borrowers, and that the Administrative Agent and the Lenders are relying on the joint and several liability of the Borrowers as co-makers in extending the Loans hereunder and arranging for the issuance of Letters of Credit. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Obligation payable to the Administrative Agent or any Lender, it will forthwith pay the same, without notice or demand, unless such payment is then prohibited by Applicable Law (provided such Obligation shall not be extinguished by any such prohibition).
(d)Section 1.10 of the Credit Agreement, Contribution and Indemnification among the Borrowers; Subordination by Borrowers, is hereby amended by deleting each reference to "Obligor" set forth therein and by substituting in lieu thereof, in each case, a reference to "Credit Party."
(e)The Credit Agreement is hereby amended by adding a new Section 1.11 entitled "Swap Obligation Keepwell" in proper numerical sequence as follows:
1.11    Swap Obligation Keepwell. Each Credit Party that is a Qualified ECP when its guaranty of or grant of Lien as security for a Swap Obligation becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each Specified Credit Party with respect to such Swap Obligation as may be needed by such Specified Credit Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP's obligations and undertakings under this Section 1.11 voidable under any applicable fraudulent transfer or conveyance act). The obligations and undertakings of each Qualified ECP under this Section 1.11 shall remain in full force and effect until Full Payment of all Obligations. Each Credit Party intends this Section 1.11 to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a "keepwell, support or other agreement" for the benefit of, each Credit Party for all purposes of the Commodity Exchange Act.
(f)Section 2.4 of the Credit Agreement, Unused Line Fee, is hereby amended by deleting such section in its entirety and to substitute in lieu thereof the following:
2.4    Unused Line Fee. On the first day of each month and on the Termination Date, the Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the "Unused Line Fee") equal to (a) if the average daily Aggregate Revolver Outstandings are less than 35% of the amount of the Commitments, 0.35% or (b) if the average daily Aggregate Revolver Outstandings are greater than 35% of the amount of the Commitments, 0.25% times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily Aggregate Revolver Outstandings, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Administrative Agent shall be deemed to be credited to the Borrowers' Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.4.
(g)Section 3.8 of the Credit Agreement, Apportionment, Application and Reversal of Payments, is hereby amended by adding the following new sentence to the end of such section:

Monies and proceeds obtained from a Credit Party shall not be applied to such Credit Party's Excluded Swap Obligations, but appropriate adjustments shall be made with respect to amounts obtained from other Credit Parties to preserve the allocations in any applicable category.
(h)Section 4.1 of the Credit Agreement, Taxes, is hereby amended by adding a new clause (f) in proper alphabetical order as follows:
(f)    If payment of an Obligation to a Lender would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code), such Lender shall deliver to the Borrowers and the Administrative Agent at the time(s) prescribed by law and otherwise as reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by Applicable Law (including Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for them to comply with their obligations under FATCA and to determine that such Lender has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (f), "FATCA" shall include any amendments made to FATCA after the date hereof.
(i)Section 4.3 of the Credit Agreement, Increased Costs and Reductions of Return, is hereby amended by adding a new clause (e) in proper alphabetical order as follows:
(e)    If any Lender is required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, the Borrowers shall pay additional interest to such Lender on each LIBOR Rate Loan equal to the costs of such reserves allocated to the Loan by such Lender (as determined by it in good faith, which determination shall be conclusive absent manifest error). The additional interest shall be due and payable on each interest payment date for the Loan; provided, however, that if such Lender notifies the Borrowers (with a copy to the Administrative Agent) of the additional interest less than 10 days prior to the interest payment date, then such interest shall be payable 10 days after the Borrowers' receipt of the notice.
(j)Section 5.2 of the Credit Agreement, Revolving Loans, is hereby amended to delete clause (k) thereof in its entirety and to substitute in lieu thereof the following:
(k)    As soon as available, but in no event later than twenty-five (25) days after the last Business Day of each month, furnish to the Administrative Agent (and, if requested by the Administrative Agent, with sufficient copies for distribution by the Administrative Agent to each Lender) a Borrowing Base Certificate and supporting information in accordance with Section 4 of the Security Agreement as of the last Business Day of such month; provided that, at any time that (i) a Default or an Event of Default exists or (ii) the Borrowers do not have pro forma Availability in an amount equal to or greater than the greater of (A) 15% of the amount of the Commitments, and (B) $22,500,000, in either case, the Borrowers shall furnish, as soon as available, but in no event later than ten (10) days after the last Business Day of each week, to the Administrative Agent (and, if requested by the Administrative Agent, with sufficient copies for distribution by the Administrative Agent to each Lender) a Borrowing Base Certificate supporting information in accordance with Section 4 of the Security Agreement as of the last Business Day of such week.
(k)Section 7.10 of the Credit Agreement, Distributions; Capital Changes; Restricted Investments, is hereby amended to delete subclause (a)(iii) thereof in its entirety and to substitute in lieu thereof the following:

(iii) any other Distributions, provided that, immediately before and after giving pro forma effect to each such Distribution, the Borrowers have Availability in an amount equal to or greater than the greater of (A) 12.5% of the amount of the Commitments, and (B) $20,625,000 on the date of such Distribution
(l)Section 7.13 of the Credit Agreement, Debt, is hereby amended to delete clause (j) thereof in its entirety and to substitute in lieu thereof the following:
(j)    So long as the Real Estate Borrowing Base Conditions have not been satisfied and no portion of the Corporate Headquarters is included in the Borrowing Base, Debt secured solely by Real Estate located at 1001 East Palm Avenue, 4th Floor, Tampa, Florida 33605, together with the adjacent undeveloped lot and parking lot, as more fully described on Schedule 7.13, together with related fixtures and personal property assets approved by the Administrative Agent in writing to be included in the mortgage securing such Debt (the "Corporate Headquarters"), so long as (i) the Liens securing the same attach only to the Corporate Headquarters, (ii) immediately before and after giving pro forma effect to each such incurrence of Debt, the Borrowers have Availability in an amount equal to or greater than the greater of (A) 15% of the amount of the Commitments, and (B) $15,000,000 on the date of the incurrence of such Debt, and (iii) the Borrowers cause to be delivered to the Administrative Agent a mortgagee waiver signed by the mortgagee of such Real Estate, which mortgagee waiver shall be in such form as shall be acceptable to the Administrative Agent in the Administrative Agent's discretion; and
(m)Section 7.14 of the Credit Agreement, Prepayment, is hereby amended to delete clause (b) thereof in its entirety and to substitute in lieu thereof the following:
(b) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Debt; provided, that Borrowers may prepay Capital Leases and Debt under Hedge Agreements permitted hereunder so long as, in each case, no Default or Event of Default exists or would be caused thereby and immediately before and after giving pro forma effect to each such prepayment, the Borrowers have Availability in an amount equal to or greater than the greater of (A) 12.5% of the amount of the Commitments, and (B) $20,625,000 on the date of such prepayment.
(n)Section 14.13 of the Credit Agreement, Final Agreement; Amendment and Restatement, is hereby amended by deleting the reference to "Obligor" set forth therein and by substituting in lieu thereof a reference to "Credit Party."
(o)Annex A to the Credit Agreement, Definitions, is hereby amended to add the following definitions in proper alphabetical sequence therein:
"Additional Borrowing Base Amount" means (a) on and after the Additional Borrowing Base Amount Inclusion Date through (and including) the last day of the first full fiscal quarter ending thereafter, an amount equal to the lesser of (i) $10,000,000 and (ii) 5% of the Additional Borrowing Base Formula Amount, (b) during the second full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $9,166,666.67 and (ii) 4.584% of the Additional Borrowing Base Formula Amount, (c) during the third full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $8,333,333.34 and (ii) 4.168% of the Additional Borrowing Base Formula Amount, (d) during the fourth full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $7,500,000 and (ii) 3.75% of the Additional Borrowing Base Formula Amount,

(e) during the fifth full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $6,666,666.67 and (ii) 3.335% of the Additional Borrowing Base Formula Amount, (f) during the sixth full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $5,833,333.34 and (ii) 2.91% of the Additional Borrowing Base Formula Amount, (g) during the seventh full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $5,000,000 and (ii) 2.50% of the Additional Borrowing Base Formula Amount, (h) during the eighth full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $4,166,666.67 and (ii) 2.084% of the Additional Borrowing Base Formula Amount, (i) during the ninth full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $3,333,333.34 and (ii) 1.667% of the Additional Borrowing Base Formula Amount, (j) during the tenth full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $2,500,000 and (ii) 1.25% of the Additional Borrowing Base Formula Amount, (k) during the eleventh full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $1,666,666.67 and (ii) 0.832% of the Additional Borrowing Base Formula Amount, (l) during the twelfth full fiscal quarter beginning after the Additional Borrowing Base Amount Inclusion Date, an amount equal to the lesser of (i) $833,333.33 and (ii) 0.416% of the Additional Borrowing Base Formula Amount, and (m) at all times thereafter, an amount equal to $-0-.
"Additional Borrowing Base Amount Condition" means the Administrative Agent's receipt of the Additional Borrowing Base Amount Consent.
"Additional Borrowing Base Amount Consent" means a consent, duly executed by each Lender and each Credit Party, in the form attached to the Third Amendment as Exhibit B or such other form as may be agreed to by Administrative Agent.
"Additional Borrowing Base Amount Inclusion Date" means the date set forth in the Additional Borrowing Base Amount Consent as the "Additional Borrowing Base Amount Inclusion Date", which date shall be after the Administrative Agent's receipt of written notice by the Borrowers' Agent requesting inclusion of the Additional Borrowing Base Amount in the Borrowing Base pursuant to a letter substantially in the form attached to the Third Amendment as Exhibit A and the satisfaction of the Additional Borrowing Base Amount Condition.
"Additional Borrowing Base Formula Amount" means the sum of (a) the Net Amount of Eligible Accounts, plus (b) the Net Amount of Eligible Non-Invoiced Accounts, plus (c) the Net Amount of Eligible Employee Placement Accounts.
"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).
"Corporate Headquarters Borrowing Base Amount" means eighty percent (80%) of the appraised fair market value (based on the appraisal completed as part of the Credit Parties' satisfaction of the Corporate Headquarters Borrowing Base Conditions) of the Corporate Headquarters, which amount shall be reduced on the first day of the second full fiscal quarter beginning after the Corporate Headquarters Borrowing Base Inclusion Date and each fiscal quarter commencing thereafter by an amount equal to 1/80th of the initial amount thereof.
"Corporate Headquarters Borrowing Base Conditions" means the Administrative Agent's receipt of the following, in form and substance satisfactory to the Administrative Agent: (a) a Mortgage for the Corporate Headquarters with the applicable Credit Party as mortgagor and the Administrative Agent as mortgagee, (b) a mortgagee title policy (or binder therefor) covering the Administrative Agent's interest under the Mortgage by an insurer acceptable to the Administrative Agent, which must be fully paid on such effective date; (c) such assignments of leases, estoppel letters, attornment agreements, consents, waivers and releases as the Administrative Agent may require with respect to other Persons having an interest in the Corporate Headquarters; (d) a current, as-built survey of the Corporate Headquarters, containing a metes-and-bounds property description and certified by a licensed surveyor acceptable to the Administrative Agent; (e) a life-of-loan flood hazard determination and, if the Corporate Headquarters is located in a special flood hazard area, an acknowledged notice to borrower and flood insurance by an insurer, in each case in form and substance reasonably acceptable to Lenders; (f) a current appraisal of the Corporate Headquarters, prepared by an appraiser acceptable to and engaged by the Administrative Agent, and in form and substance satisfactory to the Administrative Agent and reasonably satisfactory to Lenders; (g) an environmental assessment, prepared by environmental engineers acceptable to the Administrative Agent, and such other reports, certificates, studies or data as Agent may reasonably require, all in form and substance satisfactory to the Administrative Agent; (h) such other documents, instruments or agreements as the Administrative Agent may reasonably require with respect to any environmental risks regarding the Corporate Headquarters, and (i) the Corporate Headquarters Borrowing Base Consent.
"Corporate Headquarters Borrowing Base Consent" means a consent, duly executed by each Lender and each Credit Party, in the form attached to the Third Amendment as Exhibit D or such other form as may be agreed to by Administrative Agent, in which, among other things, Credit Parties certify completion of clauses (a)-(h), inclusive, of the definition of Corporate Headquarters Borrowing Base Conditions.
"Corporate Headquarters Borrowing Base Inclusion Date" means the date set forth in the Corporate Headquarters Borrowing Base Consent as the "Corporate Headquarters Borrowing Base Inclusion Date", which date shall be after the Administrative Agent's receipt of written notice by the Borrowers' Agent requesting inclusion of the Corporate Headquarters Borrowing Base Amount in the Borrowing Base pursuant to a letter substantially in the form attached to the Third Amendment as Exhibit C and the satisfaction of the Corporate Headquarters Borrowing Base Conditions.
"Eligible Real Estate" means the Corporate Headquarters, so long as the Corporate Headquarters are: (a) owned in fee simple by a Credit Party and subject to a Mortgage in favor of the Administrative Agent; (b) not subject to pending or threatened (in writing to a Credit Party) condemnation by any Governmental Authority or any pending or threatened (in writing to a Credit Party) enforcement action by any Governmental Authority with respect to the environmental condition of such Real Property; (c) not subject to a security interest or other Lien in favor of any Person other than the Administrative Agent other than Permitted Liens (but without limiting the right of the Administrative Agent to establish any Reserves with respect to amounts secured by any such Permitted Lien); (d) subject to the first priority, valid and perfected security interest or Lien of the Administrative Agent; and (e) fully insured (including, without limitation, all improvements thereon).
"Excluded Swap Obligation" means, with respect to a Credit Party, each Swap Obligation as to which, and only to the extent that, such Credit Party's guaranty of or grant of a Lien as security for such Swap Obligation is or becomes illegal under the Commodity Exchange Act because the Credit Party does not constitute an "eligible contract participant" as defined in the act (determined after giving effect to any keepwell, support or other agreement for the benefit of such Credit Party and all guarantees of Swap Obligations by other Credit Parties) when such guaranty or grant of Lien becomes effective with respect to the Swap Obligation. If a Hedging Agreement governs more than one Swap Obligation, only the Swap

Obligation(s) or portions thereof described in the foregoing sentence shall be Excluded Swap Obligation(s) for the applicable Credit Party.
"FATCA" means Sections 1471 through 1474 of the Code (including any amended or successor version if substantively comparable and not materially more onerous to comply with), and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
"Investment Grade Account Debtor" means any Account Debtor (other than the United States of America or any other Governmental Authority) whose long term unsecured and unguaranteed debt is rated at least "BBB-" by Standard & Poor's Ratings Services (or any successor thereto) or at least "Baa3" by Moody's (or any successor thereto).
"Mortgage" means a mortgage or deed of trust in which a Credit Party grants a Lien on certain of such Credit Party's Real Estate to the Administrative Agent as security for the Obligations.
"Qualified ECP" means a Credit Party with total assets exceeding $10,000,000, or that constitutes an "eligible contract participant" under the Commodity Exchange Act and can cause another Person to qualify as an "eligible contract participant" under Section 1a(18)(A)(v)(II) of such act.
"Specified Credit Party" means a Credit Party that is not then an "eligible contract participant" under the Commodity Exchange Act (determined prior to giving effect to Section 1.11).
"Swap Obligations" means, with respect to a Credit Party, its obligations under a Hedging Agreement that constitutes a "swap" within the meaning of Section 1a(47) of the Commodity Exchange Act.
"Third Amendment" means that certain Third Amendment to Third Amended and Restated Credit Agreement and Second Amendment to Second Amended and Restated Security Agreement dated the Third Amendment Date by and among the Credit Parties, the Administrative Agent, the Lenders and the Bank, as Letter of Credit Issuer.
"Third Amendment Date" means December 23, 2014.
(p)Annex A to the Credit Agreement, Definitions, is hereby amended to delete the definitions of "Bank Product Obligations," "Borrowing Base," "Fixed Charges," "Hedge Agreement," "LIBOR Rate," "Maximum Revolver Amount," "Minimum Availability Reserve," "Obligations," "Permitted Investments" and "Stated Termination Date" and to substitute in lieu thereof the following, respectively:
"Bank Product Obligations" means Bank Product Debt owing to a Bank Product Provider, up to the maximum amount (in the case of any Bank Product Provider other than the Bank and its Affiliates) specified by such provider in writing to the Administrative Agent, which amount may be established or increased (by further written notice to the Administrative Agent from time to time) as long as (a) no Default or Event of Default exists and (b) the Aggregate Revolver Outstandings would not exceed the lesser of (i) the Borrowing Base or (ii) the Maximum Revolver Amount less the Weekly Flex Payroll Amount, as a result of the establishment of a Bank Product Reserve for such amount and all other Bank Product Obligations; provided, that Bank Product Obligations of a Credit Party shall not include its Excluded Swap Obligations.
"Borrowing Base" means, at any time, an amount equal to (a) the sum of (i) eighty-five percent (85%) of the Net Amount of Eligible Accounts, plus (ii) eighty-five percent (85%)

of the Net Amount of Eligible Non-Invoiced Accounts, plus (iii) eighty percent (80%) of the Net Amount of Eligible Employee Placement Accounts, plus (iv) on and after the Corporate Headquarters Borrowing Base Inclusion Date and, thereafter, for so long as the Corporate Headquarters constitutes Eligible Real Estate, the then-applicable Corporate Headquarters Borrowing Base Amount; plus (v) on and after the Additional Borrowing Base Amount Inclusion Date, the then-applicable Additional Borrowing Base Amount, minus (b) Reserves from time to time established by the Administrative Agent in its reasonable credit judgment.
"Fixed Charges" means, for the Borrowers and the other Consolidated Parties, on a consolidated basis for any applicable period, the sum (without duplication) of (i) Interest Expense for such period, (ii) principal payments paid or payable (excluding repayments of the Revolving Loans) on Debt during such period, (iii) Restricted Payments paid during such period, (iv) accrued Taxes in such period, and (v) accumulated amortization on the Corporate Headquarters Borrowing Base Amount during such period.
"Hedge Agreement" means any "swap agreement" as defined in Section 101(53B)(A) of the Bankruptcy Code.
"LIBOR Rate" means the per annum rate of interest (rounded up, if necessary, to the nearest 1/8th of 1%) determined by the Administrative Agent at or about 11:00 a.m. (London time) two Business Days prior to an interest period, for a term equivalent to such period, equal to the London Interbank Offered Rate, or comparable or successor rate approved by Administrative Agent, as published on the applicable Reuters screen page (or other commercially available source designated by Administrative Agent from time to time); provided, that any such comparable or successor rate shall be applied by Administrative Agent, if administratively feasible, in a manner consistent with market practice.
"'Maximum Revolver Amount" means $170,000,000, as such amount may be reduced pursuant to Section 1.2(a)(iv) or increased pursuant to Section 1.2(a)(v).
"Minimum Availability Reserve" means, on any date of determination, a Reserve equal to an amount not less than the Weekly Flex Payroll Amount on such date.
"Obligations" means (a) all present and future Loans, advances, liabilities, obligations, covenants, duties, and debts owing by each Borrower to the Administrative Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any Borrower hereunder or under any of the other Loan Documents, and (b) all debts, liabilities, and obligations now or hereafter arising from or in connection with Bank Product Obligations; provided, that Obligations of a Credit Party shall not include its Excluded Swap Obligations.
"Permitted Investments" means Investments that are (a) cash and Cash Equivalents; (b) accounts receivable created, acquired or made by any Consolidated Party in the Ordinary Course of Business and payable or dischargeable in accordance with customary trade terms; (c) Investments consisting of Capital Stock, obligations, securities or other property received by any Consolidated Party in settlement of accounts receivable (created in the Ordinary Course of Business) from bankrupt obligors; (d) Investments by one Credit Party in another Credit Party; (e) capitalization of a new Subsidiary that is a Credit Party; provided, that the Credit Parties comply with the terms of Section 7.26 hereof with respect to such new Subsidiary; (f) Acquisitions that are Eligible Acquisitions; (g) any other Investment (other than an

Acquisition) by any Credit Party so long as, immediately before and after giving pro forma effect to each such Investment, the Borrowers have Availability in an amount equal to or greater than the greater of (i) 12.5% of the amount of the Commitments, and (ii) $20,625,000 on the date of such Investment; or (h) without limiting the foregoing, any other acquisition by any Credit Party of any Property so long as any such acquisition has been approved in writing by the Required Lenders, in their sole discretion.
"Stated Termination Date" means December 23, 2019.
(q)Annex A to the Credit Agreement, Definitions, is hereby amended to add the following new sentence to the end of the definition of "Applicable Margin" set forth therein:
Notwithstanding anything to the contrary set forth herein, from and after the Additional Borrowing Base Amount Inclusion Date, the Applicable Margin in effect for Loans in the principal amount of the lesser of the Additional Borrowing Base Amount and the total principal amount of Loans outstanding shall be 1.50% greater than the Applicable Margin otherwise provided in this definition.
(r)Annex A to the Credit Agreement, Definitions, is hereby amended to delete clauses (a) and (e) of the definition of "Eligible Accounts" and to substitute in lieu thereof the following, respectively:
(a)    (i) with respect to Accounts owing by Investment Grade Account Debtors, more than 120 days have elapsed since the date of the original invoice therefor, or (ii) with respect to Accounts owing by Account Debtors that do not constitute Investment Grade Account Debtors, more than 90 days have elapsed since the date of the original invoice therefor;
(e)    with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; the cessation of the business of the Account Debtor as a going concern; or the Account Debtor becomes subject to any international economic sanction administered or enforced by the United States Government (including OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority, or is listed on any specially designated nationals list maintained by OFAC;
(s)Annex A to the Credit Agreement, Definitions, is hereby amended to delete the definition of "Reserve Percentage" in its entirety.
(t)Schedule 1.2 to the Credit Agreement is hereby deleted and Schedule 1.2 attached to this Amendment is hereby substituted in lieu thereof.

3.Amendments to Security Agreement. The Security Agreement is hereby amended as follows:
(a)Section 3 of the Security Agreement, Security for Obligations, is hereby amended by adding the following new sentence to the end of such section:
In no event shall the security interest created hereby in the Collateral secure an Excluded Swap Obligation of the granting Credit Party.
(b)Section 4.2 of the Security Agreement, Provisions Relating to Accounts/Contracts, is hereby amended to delete subclause (b)(ii) thereof in its entirety and to substitute in lieu thereof the following:
(ii) on a monthly basis, no later than 25 days after the close of the preceding fiscal month, a Borrowing Base Certificate, as of the last day of such month, together with (x) an aging of the Credit Parties' Accounts, together with a reconciliation to the corresponding Borrowing Base and to the Credit Parties' general ledgers, (and such other detailed information regarding the Accounts as requested by the Administrative Agent from time to time), (y) an aging of the Credit Parties' accounts payable, and (z) each monthly Borrowing Base Certificate, a detailed calculation of Eligible Accounts (it being understood that the Borrowers currently provide, as of the Closing Date, detailed information to the Administrative Agent sufficient for the Administrative Agent’s computer system to calculate Eligible Accounts, and the Borrowers confirm and approve the calculation of Eligible Accounts made pursuant to the Administrative Agent's computer system); provided, that, at any time that (i) a Default or an Event of Default exists or (ii) the Borrowers do not have pro forma Availability in an amount equal to or greater than the greater of (A) 15% of the amount of the Commitments, and (B) $22,500,000, in either case, the Credit Parties shall deliver Borrowing Base Certificates to the Administrative Agent, as soon as available, but in no event later than ten (10) days after the last Business Day of each week, together with an aging of the Credit Parties' Accounts, together with a reconciliation to the corresponding Borrowing Base (and such other detailed information regarding the Accounts as requested by the Administrative Agent from time to time);
(c)Section 4.2 of the Security Agreement, Provisions Relating to Accounts/Contracts, is hereby amended to delete clause (c) thereof in its entirety and to substitute in lieu thereof the following:
(c)    Until the Administrative Agent notifies the Credit Parties to the contrary, the Credit Parties shall make collection of all Accounts and other Collateral for the Administrative Agent, shall receive all payments as the Administrative Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of the Credit Parties at a Clearing Bank acceptable to the Administrative Agent, subject to a Blocked Account Agreement. On or prior to the date hereof, the Credit Parties shall establish a lock-box service for collections of Accounts at a Clearing Bank acceptable to the Administrative Agent and subject to a Blocked Account Agreement and other documentation acceptable to the Administrative Agent. The Credit Parties shall instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, the Credit Parties receive any proceeds of Accounts, they shall receive such payments as the Administrative Agent's trustee, and shall immediately deliver such payments to the Administrative Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as the Administrative Agent may direct. All collections received in any lock-box or Payment Account or directly by the Credit Parties or the Administrative Agent, and all funds in any Payment Account or other account to which such collections are deposited shall be subject to the Administrative Agent's springing dominion and control, and the Administrative Agent may exercise sole dominion and control over any Payment Account without further consent of the Credit Parties at any time that a

Default or an Event of Default exists or following the occurrence of a Cash Dominion Trigger Event (as defined below), provided that following the occurrence of a Cash Dominion Trigger Event, in the event that no Default or Event of Default exists and pro forma Availability is greater than or equal to the greater of (i) 10.0% of the Commitments, or (ii) $11,000,000, on each day for a period of ninety (90) consecutive days, the Administrative Agent's dominion over each Payment Account shall revert to springing dominion until the occurrence of a subsequent Cash Dominion Trigger Event. As used herein, a "Cash Dominion Trigger Event" means any time that Availability is less than an amount equal to the greater of (x) 10.0% of the Commitments, or (y) $11,000,000. The Administrative Agent or the Administrative Agent's designee may, at any time after the occurrence of an Event of Default, notify Account Debtors that the Accounts have been assigned to the Administrative Agent and of the Administrative Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, the Credit Parties, at the Administrative Agent's request, shall execute and deliver to the Administrative Agent such documents as the Administrative Agent shall require to grant the Administrative Agent access to any post office box in which collections of Accounts are received. The Credit Parties acknowledge and agree that, for so long as Bank of America, N.A., is not a Defaulting Lender, the Credit Parties shall, and shall continue to, maintain Bank of America, N.A., as the Credit Parties' principal depository bank for the conduct of the Credit Parties' business, including the maintenance of operating, disbursement, lockbox, administrative, cash management, collection activity and other deposit accounts for the conduct of Credit Parties' business.
(d)Section 4.2 of the Security Agreement, Provisions Relating to Accounts/Contracts, is hereby amended to delete the reference to "Section 2.5 of the Credit Agreement" set forth in clause (e) thereof and to substitute in lieu thereof a reference to "Section 2.4 of the Credit Agreement."
(e)Schedules 5(a) and 5(b) to the Security Agreement are hereby deleted and Schedules 5(a) and 5(b) attached to this Amendment are hereby substituted in lieu thereof.
4.Joinder of BMO Harris Bank N.A. as a New Lender. By its execution and delivery of this Amendment, BMO Harris Bank N.A., a national banking association ("New Lender"), (a) represents and warrants that (i) New Lender is duly organized and existing and has full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment and any other documents required or permitted to be executed or delivered by New Lender in connection with this Amendment, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Amendment, and, apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of New Lender for such execution, delivery or performance; (iii) this Amendment has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of New Lender, enforceable against New Lender in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles, (iv) New Lender meets the requirements to be an Eligible Assignee under Section 11.2(a) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.2(a) of the Credit Agreement, which shall be deemed given by the execution and delivery of this Amendment by such parties whose consent may be required), (v) from and after the Third Amendment Date, New Lender shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the New Lender Commitment (as defined below), shall have the obligations of a Lender thereunder, (vi) New Lender is sophisticated with respect to decisions to extend financial accommodations of the type represented by the New Lender Commitment and is experienced in extending financial accommodations of such type, (vii) New Lender has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.2 thereof, as applicable, and such other documents and information as it deems appropriate to make New Lender's own credit analysis and decision to enter into this Amendment and to extend the New Lender Commitment, (viii) New Lender has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as New Lender has deemed appropriate, made New Lender's own credit analysis and decision to enter into this Amendment and to extend the New Lender Commitment, and (ix) under Applicable Law and treaties, no tax will be required to be withheld with respect to any payments to be made to New Lender hereunder; (b) agrees (i) that New Lender will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as New Lender shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) that New Lender will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by New Lender as a Lender, (iii) to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Administrative Agent and the Borrowers prior to the time that the Administrative Agent or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein New Lender claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W¬8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by New Lender, (iv) to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption, and (v) that New Lender will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as New Lender shall deem appropriate at the time, continue to make New Lender's own credit and legal decisions in taking or not taking action under the Credit Agreement; (c) commits to provide its Commitment as set forth on Schedule 1.2 annexed hereto (the "New Lender Commitment"), on the terms and subject to the provisions of the Credit Agreement and the other Loan Documents; (d) acknowledges and agrees that New Lender (i) is a "Lender" under, and for all purposes of, the Credit Agreement and the other Loan Documents, with the same force and effect as if New Lender was an original signatory thereto as of the effective date thereof, (ii) shall be subject to and bound by the terms thereof, and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder; and (e) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. For purposes of the Credit Agreement and the other Loan Documents, the initial notice address of New Lender shall be as set forth below its signature to this Amendment.
5.Ratification and Reaffirmation. Each Credit Party hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Credit Party's covenants, duties, indebtedness and liabilities under the Loan Documents.
6.Acknowledgments and Stipulations. Each Credit Party acknowledges and stipulates that the Credit Agreement, as amended by this Amendment, and the other Loan Documents executed by such Credit Party are legal, valid and binding obligations of such Credit Party that are enforceable against such Credit Party in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Credit Party); the security interests and Liens granted by such Credit Party in favor of Administrative Agent, for the benefit of Secured Parties, are duly perfected, first priority security interests and Liens subject only to Permitted Liens; and, on and as of the close of business on December 19, 2014, the unpaid principal amount of the Loans totaled $82,793,000.00 and the issued and outstanding Letters of Credit totaled $3,222,128.08.
7.Representations and Warranties. Each Credit Party represents and warrants to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Credit Party and this Amendment has been duly executed and delivered by each Credit Party; and all of the representations and warranties made by each Credit Party in the Credit Agreement are true and correct on and as of the date hereof.
8.Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
9.Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
10.Conditions Precedent; Other Condition. The effectiveness of the amendments contained in Sections 2 and 3 hereof and the joinder contained in Section 4 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Administrative Agent, unless satisfaction thereof is specifically waived in writing by Administrative Agent:
(a)Administrative Agent's receipt of one or more duly executed counterparts of this Agreement from Borrowers, Guarantors and Lenders;
(b)Administrative Agent's receipt of a Sixth Amended and Restated Revolving Loan Note from Borrowers payable to the order of Bank of America, N.A.;
(c)Administrative Agent's receipt of a Fourth Amended and Restated Revolving Loan Note from Borrowers payable to the order of JPMorgan Chase Bank, N.A.;
(d)Administrative Agent's receipt of a Sixth Amended and Restated Revolving Loan Note from Borrowers payable to the order of Wells Fargo Bank, National Association;
(e)Administrative Agent's receipt of a Revolving Loan Note from Borrowers payable to the order of BMO Harris Bank N.A.;
(f)Administrative Agent's receipt of all payment of fees and expenses due and owing in connection with the Amendment;
(g)Administrative Agent's receipt of an opinion of Borrowers' counsel; and
(h)Administrative Agent's receipt of such other documents, certificates, resolutions and reports as Administrative Agent may reasonably request.
11.Fees and Expenses of Lender. Each Borrower, jointly and severally, agrees to pay on the Second Amendment Date a closing fee to Administrative Agent, for the benefit of Lenders and to be allocated among Lenders based on their respective Pro Rata Shares of the aggregate Commitments, in the amount of $340,000, and, on demand, all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
12.Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions; provided that perfection issues with respect to Article 9 of the UCC may give effect to applicable choice or conflict of law rules set forth in Article 9 of the UCC) of the State of Georgia; provided that Administrative Agent and Lenders shall retain all rights arising under federal law.
13.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

14.No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.
15.Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto.
16.Further Assurances. Each Credit Party agrees to take such further actions as Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
17.Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.
18.Release of Claims. To induce Administrative Agent and Lenders to enter into this Amendment, each Credit Party hereby releases, acquits and forever discharges Administrative Agent, Bank and Lenders, and all officers, directors, agents, employees, successors and assigns of Administrative Agent, Bank and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Credit Party now has or ever had against Administrative Agent, Bank or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Credit Party represents and warrants to Administrative Agent and Lenders that such Credit Party, has not transferred or assigned to any Person any claim that such Credit Party, ever had or claimed to have against Administrative Agent, Bank or any Lender.
19.Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
20.Reaffirmation of Guaranty. Each Guarantor, by its signature to this Amendment, hereby (i) consents to Borrowers' execution and delivery of this Amendment and of the other documents, instruments or agreements Borrowers agree to execute and deliver pursuant hereto; (ii) agrees to be bound by this Amendment; and (iii) affirms that nothing contained therein shall modify in any respect whatsoever such Guarantor's guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ADMINISTRATIVE AGENT AND LENDERS	BANK OF AMERICA, N.A., as Administrative Agent, Letter of Credit Issuer and a Lender By: /s/ Andrew A. Doherty Name: Andrew A. Doherty Title: Senior Vice President
JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Eric Anderson Name: Eric Anderson Title: Authorized Officer
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender By: /s/ Zachariah Corn Name:Zachariah Corn Title: Senior Vice President

BMO HARRIS BANK N.A., as Lender By: /s/ Kara Goodwin Name:Kara Goodwin Title: Managing Director
Address for Notices: 111 West Monroe Street Floor 17 Chicago, Illinois 60603 Attn: ABL LIQ Facsimile No.: 844-391-7931 Email: Sabrina.Singh@bmo.com

[Signatures continue on the following page.]

CREDIT PARTIES	KFORCE INC., a Florida corporation By: /s/ David M. Kelly Name: David M. Kelly Title: Chief Financial & Administrative Officer and Secretary
KFORCE GOVERNMENT SOLUTIONS, INC., a Pennsylvania corporation KFORCE GOVERNMENT HOLDINGS INC., a Florida corporation By: /s/ David M. Kelly Name: David M. Kelly Title: Authorized Signatory

KGS TRAINING TECHNOLOGIES, INC., a Florida corporation
KFORCE TRAINING SYSTEMS INC., a Florida corporation
KFORCE SERVICES CORP., a Florida corporation
KFORCE FLEXIBLE SOLUTIONS, LLC, a Florida limited liability company
KFORCE STAFFING SOLUTIONS OF CALIFORNIA, LLC, a Florida limited liability company

By: /s/ David M. Kelly
Name: David M. Kelly
Title: President

KFORCE AIRLINES, INC., a Florida corporation
KFORCE.COM, INC., a Florida corporation
KFORCE GLOBAL SOLUTIONS, INC., a Pennsylvania corporation
ROMAC INTERNATIONAL, INC., a Florida corporation
By: /s/ David M. Kelly
Name: David M. Kelly
Title: Chairman of the Board of Directors

SCHEDULE 1.2

Lender	Commitment
Bank of America, N.A.	$ 61,000,000.00
Wells Fargo Bank, National Association	$ 53,375,000.00
JPMorgan Chase Bank, N.A.	$ 38,125,000.00
BMO Harris Bank N.A.	$ 17,500,000.00
Total:	$170,000,000.00

SCHEDULE 5(a)
[See attached.]

SCHEDULE 5(b)
[See attached.]

EXHIBIT A
Additional Borrowing Base Amount Request
[LETTERHEAD OF BORROWERS' AGENT]

________________ ___, 20___
Bank of America, N.A.
300 Galleria Parkway, N.W.
Suite 800
Atlanta, Georgia 30339
Attention: Business Capital Account Executive - Kforce
Re:    Additional Borrowing Base Amount Request
Ladies and Gentlemen:
Reference is made to that certain Third Amended and Restated Credit Agreement dated September 20, 2011 (as at any time amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among certain by and among Kforce Inc., a Florida corporation ("Kforce"), Kforce Government Solutions, Inc., a Pennsylvania corporation ("Government Solutions"), KGS Training Technologies, Inc., a Florida corporation ("KGS TT"), KFORCE TRAINING SYSTEMS INC., a Florida corporation ("Kforce Training"; Kforce, Government Solutions, KGS TT and Kforce Training are collectively referred to herein as "Borrowers" and individually as a "Borrower"), kforce Airlines, Inc., a Florida corporation ("Airlines"), Kforce.com, Inc., a Florida corporation ("Kforce.com"), Kforce Flexible Solutions, LLC, a Florida limited liability company ("Flexible Solutions"), Kforce Government Holdings Inc., a Florida corporation ("Government Holdings"), Kforce Staffing Solutions of California, LLC, a Florida limited liability company ("Staffing Solutions"), Kforce Global Solutions, Inc., a Pennsylvania corporation ("Global Solutions"), Romac International, Inc., a Florida corporation ("Romac"), Kforce Services Corp., a Florida Corporation ("Kforce Services", Airlines, Kforce.com, Flexible Solutions, Government Holdings, Staffing Solutions, Global Solutions, Romac, and Kforce Services are collectively referred to herein as "Guarantors" and individually as a "Guarantor"; Borrowers and Guarantors are collectively referred to herein as "Credit Parties" and individually as a "Credit Party"), Bank of America, N.A., a national banking association ("Bank of America"), in its capacity as agent (together with its successors in such capacity, "Administrative Agent") for certain financial institutions (such financial institutions, together with their respective successors and assigns are referred to hereinafter each individually as a "Lender" and, collectively as "Lenders"), Bank of America, individually as a Lender and the Letter of Credit Issuer, and the other Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meaning given such terms in the Credit Agreement.
Borrowers' Agent, on behalf of Credit Parties, hereby requests that Administrative Agent and Lenders agree to include the Additional Borrowing Base Amount in the calculation of the Borrowing Base, subject to the satisfaction of the Additional Borrowing Base Amount Condition and the terms of the Credit Agreement.
Very truly yours,
KFORCE INC., as Borrowers’ Agent
By:
Name:
Title:

EXHIBIT B
Additional Borrowing Base Amount Consent
____________________ ___, 20___
Kforce Inc.
1001 E. Palm Avenue, 4th Floor
Tampa, Florida 33605
Attention: Ms. Judy M. Kelly, Senior Vice President Client Services and Treasurer

Re:    Additional Borrowing Base Amount Conditions

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement dated September 20, 2011 (as at any time amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among certain by and among Kforce Inc., a Florida corporation ("Kforce"), Kforce Government Solutions, Inc., a Pennsylvania corporation ("Government Solutions"), KGS Training Technologies, Inc., a Florida corporation ("KGS TT"), KFORCE TRAINING SYSTEMS INC., a Florida corporation ("Kforce Training"; Kforce, Government Solutions, KGS TT and Kforce Training are collectively referred to herein as "Borrowers" and individually as a "Borrower"), kforce Airlines, Inc., a Florida corporation ("Airlines"), Kforce.com, Inc., a Florida corporation ("Kforce.com"), Kforce Flexible Solutions, LLC, a Florida limited liability company ("Flexible Solutions"), Kforce Government Holdings Inc., a Florida corporation ("Government Holdings"), Kforce Staffing Solutions of California, LLC, a Florida limited liability company ("Staffing Solutions"), Kforce Global Solutions, Inc., a Pennsylvania corporation ("Global Solutions"), Romac International, Inc., a Florida corporation ("Romac"), Kforce Services Corp., a Florida Corporation ("Kforce Services", Airlines, Kforce.com, Flexible Solutions, Government Holdings, Staffing Solutions, Global Solutions, Romac, and Kforce Services are collectively referred to herein as "Guarantors" and individually as a "Guarantor"; Borrowers and Guarantors are collectively referred to herein as "Credit Parties" and individually as a "Credit Party"), Bank of America, N.A., a national banking association ("Bank of America"), in its capacity as agent (together with its successors in such capacity, "Administrative Agent") for certain financial institutions (such financial institutions, together with their respective successors and assigns are referred to hereinafter each individually as a "Lender" and, collectively as "Lenders"), Bank of America, individually as a Lender and the Letter of Credit Issuer, and the other Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meaning given such terms in the Credit Agreement.

By their signature hereto, the Administrative Agent and each Lender agrees that the Additional Borrowing Base Amount Condition has been satisfied, that _______________ ___, 20___ shall constitute the "Additional Borrowing Base Amount Inclusion Date" under (and as defined in) the Credit Agreement and the Additional Borrowing Base Amount shall be included in all calculations of the Borrowing Base under the Credit Agreement on and after such date.
By their acknowledgment and agreement hereto, each Credit Party represents and warrants that the Additional Borrowing Base Amount Condition has been satisfied and agrees that, on and after the date constituting the Additional Borrowing Base Amount Inclusion Date above, the Additional Borrowing Base Amount shall be included in all calculations of the Borrowing Base under the Credit Agreement.

This consent shall be effective upon receipt by Administrative Agent of counterparts hereof duly executed by each Lender and each Credit Party.

This consent shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions; provided that perfection issues with respect to Article 9 of the UCC may give effect to applicable choice or conflict of law rules set forth in Article 9 of the UCC) of the State of Georgia; provided that Administrative Agent and Lenders shall retain all rights arising under federal law.

This consent may be executed in any number of counterparts and by different parties to this consent on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto.

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Very truly yours,

ADMINISTRATIVE AGENT AND LENDERS	BANK OF AMERICA, N.A., as Administrative Agent, Letter of Credit Issuer and a Lender By: ____________________________ Name:__________________________ Title:___________________________
JPMORGAN CHASE BANK, N.A., as a Lender By: ____________________________ Name:__________________________ Title:___________________________
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender By: ____________________________ Name:__________________________ Title:___________________________
BMO HARRIS BANK N.A., as Lender By: ____________________________ Name:__________________________ Title:___________________________
[Signatures continue on the following page.]

Acknowledged and agreed:

CREDIT PARTIES:

KFORCE INC., a Florida corporation By:____________________________ Name: Judy M. Kelly Title: Senior Vice President Client Services and Treasurer
KFORCE GOVERNMENT HOLDINGS INC., a Florida corporation
KFORCE SERVICES CORP., a Florida corporation
KFORCE FLEXIBLE SOLUTIONS, LLC, a Florida limited liability company
KFORCE GLOBAL SOLUTIONS, INC., a Pennsylvania corporation
KGS TRAINING TECHNOLOGIES, INC., a Florida corporation
KFORCE TRAINING SYSTEMS INC., a Florida corporation
By:____________________________
Name: Judy M. Kelly
Title: Senior Vice President and Treasurer

KFORCE GOVERNMENT SOLUTIONS, INC., a Pennsylvania corporation
KFORCE STAFFING SOLUTIONS OF CALIFORNIA, LLC, a Florida limited liability company
By:____________________________
Name: Judy M. Kelly
Title: Vice President and Treasurer

KFORCE AIRLINES, INC., a Florida corporation
KFORCE.COM, INC., a Florida corporation
ROMAC INTERNATIONAL, INC., a Florida corporation
By:____________________________
Name: Judy M. Kelly
Title: President and Treasurer

EXHIBIT C
Corporate Headquarters Borrowing Base Request
[LETTERHEAD OF BORROWERS' AGENT]
____________________ ___, 20___
Bank of America, N.A.
300 Galleria Parkway, N.W.
Suite 800
Atlanta, Georgia 30339
Attention: Business Capital Account Executive - Kforce
Re:    Corporate Headquarters Borrowing Base Amount Request
Ladies and Gentlemen:
Reference is made to that certain Third Amended and Restated Credit Agreement dated September 20, 2011 (as at any time amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among certain by and among Kforce Inc., a Florida corporation ("Kforce"), Kforce Government Solutions, Inc., a Pennsylvania corporation ("Government Solutions"), KGS Training Technologies, Inc., a Florida corporation ("KGS TT"), KFORCE TRAINING SYSTEMS INC., a Florida corporation ("Kforce Training"; Kforce, Government Solutions, KGS TT and Kforce Training are collectively referred to herein as "Borrowers" and individually as a "Borrower"), kforce Airlines, Inc., a Florida corporation ("Airlines"), Kforce.com, Inc., a Florida corporation ("Kforce.com"), Kforce Flexible Solutions, LLC, a Florida limited liability company ("Flexible Solutions"), Kforce Government Holdings Inc., a Florida corporation ("Government Holdings"), Kforce Staffing Solutions of California, LLC, a Florida limited liability company ("Staffing Solutions"), Kforce Global Solutions, Inc., a Pennsylvania corporation ("Global Solutions"), Romac International, Inc., a Florida corporation ("Romac"), Kforce Services Corp., a Florida Corporation ("Kforce Services", Airlines, Kforce.com, Flexible Solutions, Government Holdings, Staffing Solutions, Global Solutions, Romac, and Kforce Services are collectively referred to herein as "Guarantors" and individually as a "Guarantor"; Borrowers and Guarantors are collectively referred to herein as "Credit Parties" and individually as a "Credit Party"), Bank of America, N.A., a national banking association ("Bank of America"), in its capacity as agent (together with its successors in such capacity, "Administrative Agent") for certain financial institutions (such financial institutions, together with their respective successors and assigns are referred to hereinafter each individually as a "Lender" and, collectively as "Lenders"), Bank of America, individually as a Lender and the Letter of Credit Issuer, and the other Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meaning given such terms in the Credit Agreement.
Borrowers' Agent, on behalf of Credit Parties, hereby requests that Administrative Agent and Lenders agree to include the Corporate Headquarters Borrowing Base Amount in the calculation of the Borrowing Base, subject to the satisfaction of the Corporate Headquarters Borrowing Base Conditions and the terms of the Credit Agreement.
Very truly yours,
KFORCE INC., as Borrowers’ Agent
By:
Name:
Title:

EXHIBIT D
Corporate Headquarters Borrowing Base Consent
____________________ ___, 20___
Kforce Inc.
1001 E. Palm Avenue, 4th Floor
Tampa, Florida 33605
Attention: Ms. Judy M. Kelly, Senior Vice President Client Services and Treasurer

Re:    Additional Borrowing Base Amount Conditions

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Credit Agreement dated September 20, 2011 (as at any time amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among certain by and among Kforce Inc., a Florida corporation ("Kforce"), Kforce Government Solutions, Inc., a Pennsylvania corporation ("Government Solutions"), KGS Training Technologies, Inc., a Florida corporation ("KGS TT"), KFORCE TRAINING SYSTEMS INC., a Florida corporation ("Kforce Training"; Kforce, Government Solutions, KGS TT and Kforce Training are collectively referred to herein as "Borrowers" and individually as a "Borrower"), kforce Airlines, Inc., a Florida corporation ("Airlines"), Kforce.com, Inc., a Florida corporation ("Kforce.com"), Kforce Flexible Solutions, LLC, a Florida limited liability company ("Flexible Solutions"), Kforce Government Holdings Inc., a Florida corporation ("Government Holdings"), Kforce Staffing Solutions of California, LLC, a Florida limited liability company ("Staffing Solutions"), Kforce Global Solutions, Inc., a Pennsylvania corporation ("Global Solutions"), Romac International, Inc., a Florida corporation ("Romac"), Kforce Services Corp., a Florida Corporation ("Kforce Services", Airlines, Kforce.com, Flexible Solutions, Government Holdings, Staffing Solutions, Global Solutions, Romac, and Kforce Services are collectively referred to herein as "Guarantors" and individually as a "Guarantor"; Borrowers and Guarantors are collectively referred to herein as "Credit Parties" and individually as a "Credit Party"), Bank of America, N.A., a national banking association ("Bank of America"), in its capacity as agent (together with its successors in such capacity, "Administrative Agent") for certain financial institutions (such financial institutions, together with their respective successors and assigns are referred to hereinafter each individually as a "Lender" and, collectively as "Lenders"), Bank of America, individually as a Lender and the Letter of Credit Issuer, and the other Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meaning given such terms in the Credit Agreement.

By their signature hereto, the Administrative Agent and each Lender agrees that each of the Corporate Headquarters Borrowing Base Conditions have been satisfied, _______________ ___, 20___ shall constitute the "Corporate Headquarters Borrowing Base Inclusion Date" under (and as defined in) the Credit Agreement and the Corporate Headquarters Borrowing Base Amount (which initial amount shall be $____________ Note: This amount should be equal to 80% of the appraised value of the Corporate Headquarters. as of the Corporate Headquarters Borrowing Base Inclusion Date) shall be included in all calculations of the Borrowing Base under the Credit Agreement on and after such date.
By their acknowledgment and agreement hereto, each Credit Party represents and warrants that each of the Corporate Headquarters Borrowing Base Conditions have been satisfied and agrees that, on and after the date constituting the Corporate Headquarters Borrowing Base Inclusion Date above, the Corporate Headquarters Borrowing Base Amount (which initial amount shall be $____________ Note: This amount should be equal to 80% of the appraised value of the Corporate Headquarters. as of the Corporate Headquarters Borrowing Base Inclusion Date) shall be included in all calculations of the Borrowing Base under the Credit Agreement.

This consent shall be effective upon receipt by Administrative Agent of counterparts hereof duly executed by each Lender and each Credit Party.

This consent shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions; provided that perfection issues with respect to Article 9 of the UCC may give effect to applicable choice or conflict of law rules set forth in Article 9 of the UCC) of the State of Georgia; provided that Administrative Agent and Lenders shall retain all rights arising under federal law.

This consent may be executed in any number of counterparts and by different parties to this consent on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic mail transmission shall be deemed to be an original signature hereto.

[Remainder of page intentionally left blank; signatures appear on following pages.]

Very truly yours,

ADMINISTRATIVE AGENT AND LENDERS	BANK OF AMERICA, N.A., as Administrative Agent, Letter of Credit Issuer and a Lender By: ____________________________ Name:__________________________ Title:___________________________
JPMORGAN CHASE BANK, N.A., as a Lender By: ____________________________ Name:__________________________ Title:___________________________
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender By: ____________________________ Name:__________________________ Title:___________________________
BMO HARRIS BANK N.A., as Lender By: ____________________________ Name:__________________________ Title:___________________________
[Signatures continue on the following page.]

Acknowledged and agreed:

CREDIT PARTIES:

KFORCE INC., a Florida corporation By:____________________________ Name: Judy M. Kelly Title: Senior Vice President Client Services and Treasurer
KFORCE GOVERNMENT HOLDINGS INC., a Florida corporation
KFORCE SERVICES CORP., a Florida corporation
KFORCE FLEXIBLE SOLUTIONS, LLC, a Florida limited liability company
KFORCE GLOBAL SOLUTIONS, INC., a Pennsylvania corporation
KGS TRAINING TECHNOLOGIES, INC., a Florida corporation
KFORCE TRAINING SYSTEMS INC., a Florida corporation
By:____________________________
Name: Judy M. Kelly
Title: Senior Vice President and Treasurer

KFORCE GOVERNMENT SOLUTIONS, INC., a Pennsylvania corporation
KFORCE STAFFING SOLUTIONS OF CALIFORNIA, LLC, a Florida limited liability company
By:____________________________
Name: Judy M. Kelly
Title: Vice President and Treasurer

KFORCE AIRLINES, INC., a Florida corporation
KFORCE.COM, INC., a Florida corporation
ROMAC INTERNATIONAL, INC., a Florida corporation
By:____________________________
Name: Judy M. Kelly
Title: President and Treasurer